UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                                 March 31, 1999

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

               Colorado             000-23174        84-1169286
     (State or other jurisdiction  (Commission     (IRS Employer
          of incorporation)        File Number)  Identification No.)

        1099 18th Street, Suite 2850, Denver, Colorado,    80202
           (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (303) 291-0999

Item 5. Other Events.  Other event
Press release regarding Quizno's posts profit.


Exhibit No.             Description            Reg. S-K Item No.

*99.1                   Press release          99



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE QUIZNO'S CORPORATION



Date: March 31, 1999      By:/s/ John L. Gallivan
                                 John L. Gallivan, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.             Description            Reg. S-K Item No.

*99.1                   Press release          99